Exhibit 10(b)

 SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is made as of the 27th day of May, 2004 by and among FAMILY DOLLAR STORES, INC., FAMILY DOLLAR, INC. (collectively, the “Borrowers”), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank) (the “Bank”).

RECITALS:

The Borrowers and the Bank entered into a certain Credit Agreement dated as of August 7, 2001 (as amended, modified or supplemented prior to the date hereof, including by (a) letter amendment dated May 1, 2002, and (b) the First Amendment to Credit Agreement dated as of May 29, 2003, the “Credit Agreement”).  Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Borrowers and the Bank wish to amend the Credit Agreement in certain respects, as hereinafter provided.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Bank, intending to be legally bound hereby, agree as follows:

SECTION 1.                  Recitals.  The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2.                  Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as set forth in this Section 2.

SECTION 2.1            Amendments to Definitions.

A.              Each of the following definitions contained in Section 1.01 of the Credit Agreement is hereby deleted in its entirety:

(i)                                     “First Anniversary”;

(ii)                                  “Second Anniversary”;

(iii)                               “Term Loan”;

(iv)                              “Term Loan Conversion Date”; and

(v)                                 “Term Note”

B.                Each of the following definitions contained in Section 1.01 of the Credit Agreement is hereby amended and restated it in its entirety as set forth below:

“‘Maturity Date’ means (i) in the case of Tranche A Loans, the Tranche A Termination Date, and (ii) in the case of Tranche B Loans, the Tranche B Termination Date.”

“‘Notes’ means the Tranche A Note and the Tranche B Note.”

“‘Tranche A Commitment’ means the obligation of the Bank to make Tranche A Loans hereunder in an aggregate principal amount up to but not exceeding Fifty Million Dollars ($50,000,000.00), as the same may be reduced or terminated pursuant to Section 2.12.”

“‘Tranche A Termination Date’ means May 31, 2009, or such earlier date as the Tranche A Commitment is terminated pursuant to this Agreement.”

“‘Tranche B Termination Date’ means May 26, 2005, or such earlier date as the Tranche B Commitment is terminated pursuant to this Agreement.”

SECTION 2.2                                 Amendment of Other Sections.

A.  Section 1.03 is hereby amended by deleting the reference to “Term Loan” in the second sentence thereof.

B.  Section 2.01(c) is hereby deleted in its entirety.

C.  Section 2.02(c) is hereby deleted in its entirety.

D. Section 2.03(c)(i) is hereby deleted in its entirety.

E.  Section 2.04(b) is hereby deleted in its entirety and replaced with the following:

“[DELIBERATELY OMITTED].”

F.  Section 2.04(d)(iii) is hereby deleted in its entirety and replaced with the following:

“[DELIBERATELY OMITTED];”

G.  Section 2.04(d)(iv) is hereby amended by deleting therefrom the phrase  “any Term Loan or”.

H.  Section 2.06 shall be amended by deleting therefrom the following language:

“Prepayments of any Term Loan shall, at the election of the Borrower (with notice to the Bank), be applied either (i) to installments of principal of such Loan in inverse order of maturity, or (ii) to the then remaining installments of principal of such Loan pro rata.  Principal of the Term Loans paid or prepaid may not be reborrowed.”

I.   Section 2.10 shall be amended as follows:

(i)                                     by deleting the reference to “0.0575%” and replacing it with “0.0400%”; and

(ii)                                  by deleting the phrase “Section 2.01(c) and/or”.

J. Section 2.14 is hereby deleted in its entirety and replaced with the following:

“SECTION 2.14.           Extension of Tranche A Termination Date.  No later than February 28 of each year during the tenor of the Tranche A Commitment, the Borrower may submit a written request to the Bank for an extension of the Tranche A Termination Date for an additional period of one year.  Within thirty (30) days after receipt by the Bank of such notice, the Bank shall give written notice to the Borrower of its agreement or refusal to extend the Tranche A Termination Date; provided, however, that any failure by the Bank to respond to any such request in a timely manner shall be deemed to be a refusal by the Bank to extend the Tranche A Termination Date.”

K. Section 4.03 is hereby deleted in its entirety.

SECTION 3.                     Conditions to Effectiveness.  The effectiveness of this Amendment and the obligations of the Bank hereunder are subject to the satisfaction of the following condition:

(a)                 the Bank shall have received from each of the Borrowers and each of the Guarantors a counterpart hereof signed by such party.

SECTION 4.                     No Other Amendment.  Except for the amendments set forth above, the text of the Credit Agreement and each of the other Loan Documents, including, without limitation, the Guaranty, shall remain unchanged and in full force and effect.  This Amendment is not intended to effect, nor shall it be construed as, a novation.  The Credit Agreement and this Amendment shall be construed together as a single agreement.  Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Credit Agreement as hereby amended.  The Borrowers promise and agree to perform all of the requirements, conditions, agreement and obligations under the terms of the Credit Agreement, as hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed.  The Borrowers hereby expressly agree that the Credit Agreement, as amended, and each of the other Loan Documents, is in full force and effect.

SECTION 5.                     Representations and Warranties.  Each of the Borrowers hereby represents and warrants to the Bank as follows:

(a)          No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Bank on the date hereof;

(b)         The representations and warranties of the Borrowers set forth in Article V of the Credit Agreement (as amended hereby) shall be true on and as of the date hereof.

(c)          Each of the Borrowers has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.

(d)         This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of each Borrower and constitutes a legal, valid and binding obligation of each of the Borrowers, enforceable against each of the Borrowers in accordance with its terms, provided that such enforceability is subject to applicable Debtor Relief Laws and general principles of equity.

(e)          The execution and delivery of this Amendment and the performance hereunder by each of the Borrowers does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over any Borrower, nor be in contravention of or in conflict with the certificate of incorporation or bylaws of any Borrower, or the provision of any statute, or any judgement, order, indenture, instrument, agreement or undertaking, to which any Borrower is party or by which the assets or properties of any Borrower are or may become bound.

SECTION 6.                     Counterparts.  This Amendment may be executed in multiple counterparts each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

SECTION 7.                     Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

Borrowers:

[CORPORATE SEAL]	FAMILY DOLLAR STORES, INC.

	By	/s/ C. Martin Sowers
		Name:	C. Martin Sowers
		Title:	Senior Vice President-Finance

[CORPORATE SEAL]	FAMILY DOLLAR, INC.

	By	/s/ C. Martin Sowers
		Name:	C. Martin Sowers
		Title:	Senior Vice President-Finance

Bank:

WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ Doug Boothe
		Name:	Doug Boothe
		Title:	Director

ACKNOWLEDGED AND AGREED BY GUARANTORS:

FAMILY DOLLAR SERVICES, INC.			[CORPORATE SEAL]

By	/s/ C. Martin Sowers
	Name:	C. Martin Sowers
	Title:	Senior Vice President-Finance

FAMILY DOLLAR OPERATIONS, INC.			[CORPORATE SEAL]

By	/s/ C. Martin Sowers
	Name:	C. Martin Sowers
	Title:	Senior Vice President-Finance

FAMILY DOLLAR TRUCKING, INC.			[CORPORATE SEAL]

By	/s/ C. Martin Sowers
	Name:	C. Martin Sowers
	Title:	Senior Vice President-Finance